Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]:
Commitments and Contingencies [Text Block]

13. Commitments and Contingencies:
  Long-term time charters: As at December 31, 2013, the Company has entered into time charter arrangements on all of its vessels in operation, including the three hulls under construction, with the exception of vessel Konstantina, with international liner operators. These arrangements as at December 31, 2013, have remaining terms of up to 121 months (including the time charter agreements for vessels under construction as at December 31, 2013). As of the same date, future minimum contractual charter revenues assuming 365 revenue days per annum per vessel and the earliest redelivery dates possible, based on vessels' committed, non-cancelable, long-term time charter contracts, are as follows:

Year ending December 31,	Amount
2014	468,546
2015	446,855
2016	417,343
2017	371,709
2018	198,759
2019 and thereafter	429,611
2,332,823

(b) As at December 31, 2013, as further disclosed in Note 6, the Company has entered into three shipbuilding contracts for the construction and acquisition of three newbuild vessels. The total aggregate price for all three newbuild vessels is $285,240, payable in installments until their deliveries. The remaining balance as of December 31, 2013 of $57,048 is payable in 2014.

Furthermore, pursuant to the Framework Agreement the Company has a contractual commitment of approximately $120,977 representing 49% of the remaining construction cost of two vessels under construction and 25% of the construction cost of two vessels under construction (Note 10).
(c) Other: Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels. Currently, management is not aware of any such claims not covered by insurance or contingent liabilities, which should be disclosed, or for which a provision has not been established in the accompanying consolidated financial statements. One of the Company's charterers, Zim Integrated Shipping Services (“ZIM”), is engaged in ongoing discussions with its creditors, including vessel and container lenders, ship-owners, shipyards, unsecured lenders and bond holders, to restructure its debt. Costamare is participating in these discussions which could result in concessions or modification to the existing charter arrangements with ZIM or could result in Costamare taking remedial actions under the charter agreements with ZIM.
The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any other claims or contingent liabilities which should be disclosed or for which a provision should be established in the accompanying consolidated financial statements. The Company is covered for liabilities associated with the individual vessels' actions to the maximum limits as provided by Protection and Indemnity (P&I) Clubs, members of the International Group of P&I Clubs.